EXHIBIT 10.35b
COMMITMENT SCHEDULE
Revolving Loan Commitments

	Amount of Revolving	% of Aggregate Revolving
Lender	Loan Commitment	Loan Commitment

JPMorgan Chase Bank, National Association	$40,909,090.90	23.376623371%
Citibank, N.A.	$25,454,545.45	14.545454543%
LaSalle Bank National Association	$25,454,545.45	14.545454543%
National City Bank	$25,454,545.45	14.545454543%
Charter One N.A.	$15,909,090.91	9.090909091%
BMO Capital Markets Financing, Inc.	$15,909,090.91	9.090909091%
Allied Irish Banks PLC	$6,818,181.83	3.896103903%
Fifth Third Bank	$9,545,454.55	5.454545457%
The Huntington National Bank	$9,545,454.55	5.454545457%
TOTAL	$175,000,000.00	100%
TERM LOAN COMMITMENTS ON FOLLOWING PAGE

Term Loan Commitments

	Amount of Term Loan	% of Aggregate Term
Lender	Commitment	Loan Commitment

JPMorgan Chase Bank, National Association	$27,272,727.27	27.272727270%
Citibank, N.A.	$14,545,454.55	14.545454540%
LaSalle Bank National Association	$14,545,454.55	14.545454540%
National City Bank	$14,545,454.55	14.545454540%
Charter One N.A.	$9,090,909.09	9.090909090%
BMO Capital Markets Financing, Inc.	$9,090,909.09	9.090909090%
Fifth Third Bank	$9,545,454.55	5.454545450%
The Huntington National Bank	$9,545,454.55	5.454545450%
TOTAL	$100,000,000.00	100%

PRICING SCHEDULE

Applicable	Level I	Level II	Level III	Level IV	Level V	Level VI
Margin	Status	Status	Status	Status	Status	Status
Eurodollar Rate	0.75%	0.875%	1.00%	1.25%	1.50%	1.75%
Floating Rate	0%	0%	0%	0%	0.25%	0.50%

Applicable
Fee	Level I	Level II	Level III	Level IV	Level V	Level VI
Rate	Status	Status	Status	Status	Status	Status
Commitment Fee	0.15%	0.175%	0.20%	0.25%	0.30%	0.35%
     For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:
     “Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1.
     “Level I Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is less than 1.00 to 1.00.
     “Level II Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is equal to or greater than 1.00 to 1.00 but less than 1.50 to 1.00.
     “Level III Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is equal to or greater than 1.50 to 1.00 but less than 2.00 to 1.00.
     “Level IV Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00.
     “Level V Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00.
     “Level VI Status” exists at any date, if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is greater than or equal to 3.00 to 1.00.

     “Status” means either Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.
     The Applicable Margin and Applicable Fee Rate shall be determined in accordance with foregoing table based on the Borrower’s Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.
     Notwithstanding the foregoing, Level II Status shall be in effect until the Administrative Agent receives the Financials for the Borrower’s fiscal quarter ending on June 30, 2007 and adjustments to the Applicable Margin and Applicable Fee Rate shall thereafter be effected in accordance with the preceding paragraph.

CREDIT AGREEMENT SCHEDULES
Schedule 2.20
Existing Letters of Credit

				(3)		(5)
	(1)		(2)	BANK	(4)	COMPANY/PURPOSE
	IN U.S. DOLLARS		RATE(c)	(L.C. NUMBER)	IN FAVOR OF	(PERIOD COVERED)
(1)	$24,269		1.000%	JP MORGAN CHASE (SLT430047)	LUMBERMENS MUTUAL CASUALTY CO.	CHEMED INSURANCE (3/10/04-10/1/07)
(2)	$4,093,000		1.000%	JP MORGAN CHASE (SLT430046)	NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA	CHEMED INSURANCE (3/10/04-10/1/07)
(3)	$25,000		1.000%	JP MORGAN CHASE (SLT335291)	CITY OF CHICAGO, IL DEPT OF TRANSPORTATION	RRSC STANDBY (10/28/02-12/31/2009)
(4)	$5,000		1.000%	JP MORGAN CHASE (SLT332674)	TOWN OF RIVERHEAD, NY RIVERHEAD SEWER DISTRICT	RRSC STANDBY (8/13/03-7/31/07)
(5)	$3,000,000	(f)	1.000%	JP MORGAN CHASE (SLT334126)	FEDERAL INSURANCE COMPANY CHUBB COMMERCIAL INSURANCE	CHEMED INSURANCE (4/1/03-4/1/08)
(6)	$3,529,000	(a)	1.000%	JP MORGAN CHASE. (SLT430044)	CONTINENTAL CASUALTY TRANSPORTATION INSURANCE CO.	CHEMED INSURANCE (3/10/04-10/1/07)
(7)	$13,000,000	(b)	1.000%	JP MORGAN CHASE. (SLT430109)	ZURICH AMERICAN INSURANCE CO	CHEMED INSURANCE (3/31/04-3/31/08)
(8)	$1,647,190	(e)	1.000%	JP MORGAN CHASE. (SLT430043)	RELIANCE INSURANCE COMPANY	VITAS INSURANCE (3/10/04-10/1/07)
(9)	$7,500,000	(d)	1.000%	JP MORGAN CHASE (SLT430041)	SENTRY INSURANCE	VITAS INSURANCE (3/10/04-10/1/07)
(10)	$1,500,000		1.000%	JP MORGAN CHASE (SLT430042)	SENTRY INSURANCE	VITAS INSURANCE (3/10/04-10/1/07)
(11)	$10,000		1.000%	JP MORGAN CHASE (S-214667)	CITY OF LAKEWOOD, CO DIRECTOR OR PUBLIC WORKS	RRSC STANDBY (11/21/05-11/30/07)
(12)	$34,333,459		TOTAL LETTERS OF CREDIT

(a)	Reduced by $3,985,000 on 2/2/05. Reduced by $1,649,000 on 12/8/05.

(b)	Increased by $4,000,000 on 4/19/05, Increased by $3.0 million on 4/7/06, Increased by $1.0 million on 4/17/07.

(c)	As of 3/8/07 Level Pricing Changed to 1.00%

(d)	Increased by $2,000,000 on 10/18/05. Increased $3.8 million on 7/11/06.

(e)	Increased by $47,190 on 7/11/06.

(f)	Reduced by $1,800,000 on 9/7/06.

Schedules 5.8 — Subsidiaries
Comfort Care Holdings Co.
Jet Resource, Inc.
Roto-Rooter Corporation
Roto-Rooter Services Company
Nurotoco of Massachusetts, Inc.
Roto-Rooter Group, Inc.
RR UK, Inc.
Roto-Rooter Development Company
Consolidated HVAC, Inc.
Vitas Healthcare Corporation
Vitas Hospice Services, L.L.C.
Vitas Healthcare Corporation of Illinois
Vitas Healthcare Corporation of California
Vitas Healthcare Corporation of Ohio
Vitas Healthcare Corporation of Florida
Vitas Healthcare Corporation of Central Florida
Vitas HME Solutions, Inc.
Vitas Holdings Corporation
Vitas Healthcare of Texas, L.P.
Hospice Care Incorporated
Vitas Healthcare Corporation of Georgia
Vitas Healthcare Corporation of Arizona
Vitas Healthcare Corporation Atlantic
Vitas Healthcare Corporation Midwest
Vitas Care Solutions, Inc.

Schedule 6.13
Existing Investments

	Grantor	Issuer	Type	Amount
(1)	Chemed Corporation	Roto-Rooter Development Company	Intercompany Receivable	$3,761,617
(2)	Chemed Corporation	Roto-Rooter Corporation	Intercompany Receivable	$5,716,700
(3)	Chemed Corporation	Consolidated HVAC, Inc.	Intercompany Receivable	$51,570,376
(4)	Chemed Corporation	Comfort Care Holdings Co.	Intercompany Receivable	$39,721,071
(5)	Chemed Corporation	Jet Resource, Inc.	Intercompany Receivable	$1,193,640
(6)	Chemed Corporation	Comfort Care Holdings Co.	Note Receivable	$312,397,376
(7)	Chemed Corporation	Patient Care, Inc.	Note Receivable	$14,701,379
(8)	Chemed Corporation	Patient Care, Inc.	Warrants	$1,445,000
(9)	Roto-Rooter Services Co.	Various independent contractors (total of 29)	Notes Receivable	$1,802,748
(10)	Roto-Rooter Group Inc.	Roto-Rooter of Canada Ltd.	Intercompany Receivable	$162,331
(11)	Roto-Rooter Services Co.	Roto-Rooter of Canada Ltd.	Intercompany Receivable	$2,633,769
(12)	Various Roto Rooter wholly owned subsidiaries	Complete Plumbing Service Inc.	Intercompany Receivable	$2,264,334

Schedule 6.14
Existing Indebtedness

Credit Party	Payable to	Amount
Roto-Rooter Service Company	Wray	$46,665
Roto-Rooter Service Company	Kissans	$4,579
Roto-Rooter Service Company	McCoy	$148,753
Roto-Rooter Service Company	Logar, Inc.	$198,794
Each of these promissory notes is part of the purchase price for an acquisition of certain assets.
VITAS ENTITIES
None.

Schedule 6.15
Existing Liens; Closing Date Surety Bond Liens
Debtor Name: Vitas Healthcare of Texas, L.P.

Filing Date;
Jurisdiction/Filing Office	Thru Date	Number	Secured Party; Collateral

Texas

UCC Liens — Secretary of State	12/03/03	04/16/02; 020026788003	RSCPF Fredricksburg, L.P.; Blanket Lien on all property located in leased premises at 5430 Fredricksburg Road, San Antonio, TX

Schedule 6.16
Transactions with Affiliates
None.

Schedule 6.18
Subsidiary Covenants
None.